                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


                    KNOW ALL MEN BY THESE PRESENTS, that I,
                               Worley H. Clark,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 1st day of February, 1994.

                                                         /s/  Worley H. Clark
                                                         --------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                              Barry G. Hastings,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 4th day of February, 1994.

                                                         /s/  Barry G. Hastings
                                                         ----------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                               Arthur L. Kelly,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 1st day of February, 1994.

                                                         /s/  Arthur L. Kelly
                                                         --------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                                Ardis Krainik,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 31st day of January, 1994.


                                                   /s/  Ardis Krainik
                                                   ------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                               Robert D. Krebs,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 2nd day of February, 1994.

                                                /s/  Robert D. Krebs
                                                --------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                            Frederick A. Krehbiel,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 31st day of January, 1994.


                                              /s/  Frederick A. Krehbiel
                                              --------------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                             William G. Mitchell,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 2nd day of February, 1994.

                                              /s/  William G. Mitchell
                                              ------------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                              William A. Osborn,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 31st day of January, 1994.

                                             /s/  William A. Osborn
                                             ----------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                               William A. Pogue,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 3rd day of February, 1994.

                                           /s/  William A. Pogue
                                           ---------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                                Harold B. Smith

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 2nd day of February, 1994.

                                             /s/  Harold B. Smith
                                             --------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                             William D. Smithburg,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 1st day of February, 1994.

                                               /s/ William D. Smithburg
                                               ------------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                                John S. Sutfin,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 7th day of February, 1994.

                                           /s/  John S. Sutfin
                                           -------------------

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,
                                Bide L. Thomas,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 12, 1993 among the Corporation, Hazlehurst Merger Corporation, a Delaware corporation, Hazlehurst & Associates, Inc., a Delaware corporation, and certain stockholders of Hazlehurst & Associates, Inc. and a related Agreement and Plan of Merger by and among the Corporation, Hazlehurst Merger Corporation, and Hazlehurst & Associates, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
     WITNESS my hand this 2nd day of February, 1994.

                                                  /s/  Bide L. Thomas
                                                  -------------------